GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for Brookfield Infrastructure’s goodwill:

US$ MILLIONS	2020	2019
Balance at beginning of the year	$6,553	$3,859
Acquisitions through business combinations(1)	27	2,644
Foreign currency translation and other	54	50
Balance at end of the year	$6,634	$6,553

(1)See Note 6, Acquisition of Businesses, for additional information.
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2020, the carrying amount of each cash-generating unit was determined to not exceed its recoverable amount.
Goodwill is allocated to the following cash generating units or group of cash generating units:

US$ MILLIONS	2020	2019
North American rail operations(1)	$2,126	$2,042
North American residential energy infrastructure operation	1,296	1,274
Western Canadian natural gas gathering and processing operation(1)	756	749
Colombian natural gas distribution operation	520	542
Brazilian regulated transmission operation	490	632
U.S. data center operation(1)	487	486
Other	959	828
Total	$6,634	$6,553

(1)See Note 6, Acquisition of Businesses, for additional information.
The recoverable amount of the goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. The key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of discount rates ranging from 11% to 14%, terminal value multiples of 9x to 12x and discrete cash flow periods from 7 to 21 years.Goodwill at our Brazilian regulated transmission operation was predominantly the result of deferred income tax liability recognized on acquisition. The deferred tax liability arose as the tax bases of the net assets acquired were lower than their fair values. The inclusion of this liability in the net book value of the acquired business gave rise to goodwill which is recoverable so long as the tax circumstances that gave rise to the goodwill do not change. To date, no such changes have occurred.